ME2C

Midwest Energy Emissions Corp

Total Mercury Control

OTCQB: MEEC

Investor Presentation – May 2016



SAFE HARBOR STATEMENT

This presentation contains "forward-looking statements" as defined in Section 21E of the Securities Exchange Act of 1934, as amended, that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect our current expectations regarding our future growth, results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, our management. We have tried to identify forward-looking statements by using words such as "anticipate," "believe," "plan," "expect," "intend," "will," and similar expressions, but these words are not the exclusive means of identifying forward-looking statements.

These statements are based on information currently available to us and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed under the caption "Risk Factors" in the Company's 2015 Form 10-K that could cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by the federal securities laws, we undertake no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. Investors are cautioned that all forward-looking statement involve risks and uncertainties, including those detailed in ME_2C's filings with the Securities and Exchange Commission.

COMPANY OVERVIEW

- **Midwest Energy Emissions Corp. (ME_2C) provides patented mercury capture solutions for coal-fired power plants**
- **Sorbent Enhancement Additive (SEA™) Technology** enables plants to achieve & maintain compliance with mercury emissions regulations at a **much lower cost** than competitors
- **Strong patent portfolio** covering the U.S., Europe, Canada, and China
- Large, multi-billion dollar market commenced April 2015 in the U.S. with the **Mercury and Air Toxics Standards (MATS)**
- **Over 20 years and $65 million invested in R&D on the technology**



OTCQB	MEEC
Share Price (5/26/16)	$0.42
Market Cap (5/25/16)	$19.9M
Cash[1]	$0.5M
Debt (convertible)[1]	$12.1M
Shares Outstanding[1]	47.4M
Insider Ownership	38%
Headquarters	Lewis Center, OH

1) At March 31, 2016.

OUR HISTORY

- The Center for Air Toxic Metals® (CATM®) at the University of North Dakota Energy & Environmental Research Center (EERC) was established in 1992 by the U.S. Environmental Protection Agency to focus national research efforts on trace element emissions
- Partnership between ME_2C and the EERC began in 2006 for development and testing of a range of technologies to address mercury measurement and control
- ME_2C and the EERC agree on a broad patent portfolio license in 2009 to fully commercialize a mercury control technology suite
- Early commercialization of SEA™ Technology in 2010 – contracts with two coal units in the U.S. Pacific Northwest



EPA MANDATE ON MERCURY REMOVAL

- In April 2015, the final component of the Clean Air Act of 1990 – **MATS** (Mercury and Air Toxic Standard) – demanded compliance, after the U.S. federal court of appeals upheld in April 2014
- **MATS requires all U.S.-based coal- and oil-fired electric power plants generating 25MW & higher to reduce mercury emissions by ~90%**
- **The EPA issued a final rule on April 15, 2016** with a zero compliance-avoidance policy, which includes substantial fines and penalties for compliance failure

MERCURY: A GLOBAL MARKET OPPORUTNITY

- **Estimated 800-850 coal-fired electric generating units (EGU's)** that throughout the U.S. that will need to comply with MATS
- Our targeted markets:
  - **U.S.** – Beginning in April 2016, MATS requires all U.S.-based coal-fired electric power plants generating 25MW & higher to reduce mercury emissions by ~90%
  - **Canada** – Country-wide agreement in 2010 required a 60% mercury reduction, or 70% for recognition of early action. Canada is expected to require an 80% reduction beginning in 2018 (individual provinces may move faster to stricter emissions control)
  - **Europe & China** – No regulations currently in place but large opportunities/mandates for mercury removal is expected in the coming years.



OUR PROVEN, COMMERCIAL SOLUTION

- **Our technology has been commercially demonstrated for 10+ years**
  - MATS compliant (captures mercury rates of 90%+)
  - Significantly cheaper than competing mercury control solutions
  - Proven to allow EGU's to operate at a higher capacity
  - No negative impact of overall operations or marketable end products (e.g. the quality of fly ash)
- The **SEA™ Technology is operating on 19 units currently,** several of which have been running for 5+ years
- We continue conducting **numerous demonstrations on prospective customer units** in 2016 and beyond - given the MATS compliance mandate

SEA™ TECHNOLOGY INSTALLATION



Coal Bunkers
Boiler
Coal Feeders
Pulverizers
Air Preheater
SIDE A
SIDE B
ESP (or FF)
SIDE A
SIDE B
ID Fans
Scrubber
Stack
SEA™ Injection System
Sorbent Injection System

SEA™ TECHNOLOGY ADVANTAGES

- **MATS Compliant Solution**
  - Allows for >90% mercury removal, meeting or surpassing the new emissions regulations
- **Dynamic, Turnkey Mercury Control**
  - Plant-specific product customization and formulation (fuel type, boiler configuration, etc.)
  - Minimal to no downtime during conversion over to SEA™ Technology with pre-engineered, designed, and fabricated modular systems
- **Most Cost-Effective Solution**
  - Low incremental cap-ex versus competing solutions
  - Rapid payback on equipment from lower O&M
- **Maximizes Plant Output**
  - Allows some EGU's to operate at a higher generating capacity without derate due to MATS compliance
- **Maximizes Efficiency**
  - Effective and efficient use of injected materials, drastically reducing injected materials over competitors
  - **Environmentally Friendly**
  - Neutral bottom ash and groundwater impacts
- **Does Not Compromise Quality of Fly-Ash (which remains saleable)**

EVOLUTION OF MERCURY CONTROL MARKET

Scrubber & SCR Combo	Powdered (PAC) or Brominated Activated Carbon (BAC)	ME_2C's SEA™ Technology
• Utilized to achieve high SO_x & NO_x reduction for earlier Clean Air Act regulations • Large, complex and capital intensive systems with extended plant disruptions • Hundreds of millions of dollars for a medium EGU • Modest mercury capture impact	• First Gen Technology • **Most common technology currently being utilized for mercury reduction** • Effective at reduction levels of 70% or less with minimal material required • Above 80% reduction levels, injection rates dramatically increase, causing ash and BOP issues • Costs can range from \$5M to \$20M per year at 80% to 90% removal	• Maximum efficiency in use of materials • Allows for >90% mercury removal, *meeting or surpassing new emissions regulations* • Least balance of plant disruptions • Will maintain fly-ash salability • Most economical, typically 40% less than BAC or PAC for O&M, greater savings on plant impacts

COST COMPARISON: ME2C vs. BAC

ME_2C focuses on the maximum efficiency in the use of materials. As the level of mercury capture escalates, so does the intensity of the process, as mercury emissions are measured in parts-per-trillion.


700 MW Unit
Annual Cost ($000)
% Mercury Removal


Mercury Removal Cost
$ Millions/year
ME2C
BAC
0
2
4
6
8
10
12
14
16
18
20

Across numerous demonstrations of the SEA[TM] Technology program, **ME_2C's cost advantage at 80% and 90% capture rates exceeded 30%, and in many cases, was well over 50% lower.** Primary cost-effectiveness is just one facet of the ME_2C value proposition.

FLY-ASH INCOME STREAM ADVANTAGE



- Fly-ash is one of the coal combustion by-products and is composed of the fine particles that are driven out of the boiler with the flue gases
- Fly-ash is sold to cement manufacturers all over the world for use as an additive to make cement stronger and more durable
- The sale of fly-ash is a multi-hundred million dollar per year industry, which utilities view as an important source of revenue
- **ME_2C's patented SEA™ Technology assures the continuation of these revenue streams**
  - Most competing carbon-based sorbents often render fly-ash unusable at volumes needed for MATS compliance
  - ME_2C's technology preserves fly-ash integrity

ROBUST PATENT PORTFOLIO

35 total patents in the U.S., Canada, China, Europe

- 24 patents granted (11 pending), covering a myriad solutions for mercury emissions control.
- Continuous innovation and research

Patents developed by the Energy and Environmental Research Center (EERC)

- Internationally recognized center for mercury control
- 300 engineers and scientists
- Expertise in boiler configurations, fuels, testing & measurement

ME_2C has EXCLUSIVE, ongoing rights to EERC mercury control patents

- Patent protection runs through 2025+
- Highly defensible portfolio
- ME_2C maintains rights to acquire the portfolio in perpetuity

2016 GROWTH INITIATIVES

- Convert coal-fired power plants to the ME_2C program, further adding to our list of clients and to the value of the firm
- Continue our R&D efforts on mercury air emissions technologies while developing and deploying new products and services in the field
- Continue to expand and strengthen our portfolio of global patents
- Expand our experienced team of sales representatives and field technical personnel

DIVERSIFIED REVENUE MODEL

We generate revenue from three primary sources:

1) **Product sales** – 95%+ ongoing supply of proprietary SEA™ material and sorbent material
2) **Equipment sales** – from implementation of ME_2C program and additional emission equipment services
3) **Demonstrations and consulting services** – field analysis, optimized design of injection services, stack emission testing

We estimate that each EGU can provide $2.0-$3.0 million/year in revenue

Attractive margins & diversified revenue model (multi-year contracts totaling over $110 million in aggregate revenue secured)

We estimate $30+ million in fiscal year revenues and significant free cash flow in 2016



Total Revenue
($ in millions)
$1.7
$2.8
$12.6
$15.8
FY-13
FY-14
FY-15
TTM@ Q1-16

MANAGEMENT TEAM WITH POWER PLANT MERCURY EXPERTISE

Richard MacPherson – President, CEO, Director

- Founder - successfully led the early development and commercialization of the firm's technologies
- 25+ years at senior levels of management in many industries across Canada and the U.S. including communications, industrial production and internet marketing firms

John Pavlish – Chief Technology Officer

- Energy & Environmental Research Center – Director of Center for Air Toxic Metals (CATM)
- Black & Veatch

Marc Sylvester – Vice President of Sales

- Nalco Chemical Company
- Fuel Tech
- Johnson Controls


ME2C

James Trettel – Vice President of Operations

- Mechanical Engineer
- Material Handling Expert

Dr. Nicholas Lentz – Field Technical Manager

- Energy and Environmental Research Center – Research Scientist/CATM Program Area Manager
- Ph.D. Analytical Chemistry

KEY TAKEAWAYS

- We provide patented mercury capture solutions for coal-fired power plants to **achieve and maintain MATS compliance more effectively and at a lower cost**
- **Large, multi-billion dollar market commenced April 2015** in the U.S. with the Mercury and Air Toxics Standards (MATS)
- **Diversified, multi-year recurring revenue model with attractive margins**
- **Commercial solution** with 19 EGU's currently under contract
- **$30+ million in revenues & significant free cash flow expected in 2016**
- **Strong patent portfolio** covering the U.S., Europe, Canada, and China
- **Over 20 years and $65 million invested in R&D on the technology**
- **Experienced and proven management team with high insider ownership (38%+)**

CONTACT US

Midwest Energy Emissions Corp.
670 D Enterprise Drive
Lewis Center, OH 43035
Main: 614-505-6115
info@midwestemissions.com
www.midwestemissions.com

Midwest Energy Emissions Corp

Company Contact:
Richard MacPherson
President & CEO
Main: 614-505-6115
rmacpherson@midwestemissions.com

Investor Relations Contact:
Greg Falesnik
MZ North America
Senior Vice President
Main: 949-385-6449
greg.falesnik@mzgroup.us

WARRANTS

Common stock warrants outstanding at March 31, 2016

Outstanding				Exercisable	
Exercise Price	Number Outstanding	Weighted Average Remaining Contractual Life (years)	Weighted Average Exercise Price	Number Exercisable	Weighted Average Exercise Price
$3.30	11,364	0.11	$3.30	11,364	$3.30
$1.25	26,302	0.42	$1.25	26,302	$1.25
$1.00	1,642,680	1.19	$1.00	1,642,680	$1.00
$0.87	1,303,300	3.11	$0.87	1,303,300	$0.87
$0.65	515,000	2.58	$0.65	515,000	$0.65
$0.50	12,743,728*	3.37	$0.50	12,743,728	$0.50
$0.48	577,750	2.52	$0.48	577,750	$0.48
$0.35	12,787,087*	3.96	$0.35	12,787,087	$0.35
$0.50 - $3.30	29,607,211	3.46		29,607,211	

* All warrants exercisable at $0.50 and 7,897,093 warrants exercisable at $0.35 contain dilution protections that increase the number of shares purchasable at exercise upon the issuance of securities at a price below the current exercise price.